UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2008

AMERICAN MEDIA OPERATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11112	59-2094424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 American Media Way Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 997-7733

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On November 21, 2008, American Media Operations, Inc. issued a press release announcing the further extension of its cash tender offers and related consent solicitations for its outstanding senior subordinated notes until 11:59 p.m., New York City time, on December 15, 2008, as well as an amendment to the terms of the tender offers and related consent solicitations to provide that the tenders offers and consent solicitations are being made to holders of record of the notes as of 5:00 p.m. on December 9, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release dated November 21, 2008 of American Media Operations, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA OPERATIONS, INC. (Registrant)

Date: November 24, 2008	By:	/s/ Dean D. Durbin
	Name:	Dean D. Durbin
	Title:	Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 21, 2008 of American Media Operations, Inc.

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